Johnson Controls

JCI/JCIM Tooling Factoring Schedule

03/23/12

Dear Supplier:

* The attached PO is for tooling. Please be aware that your original quote has been factored and therefore has "tooling" terms. You will receive a check from JP Morgan for your original quoted amount.

* Your invoice(s) to JCI/JCIM must match the TOTAL of the progress payment(s) **(factored amount)** stated below. Please contact the buyer listed on the PO if this is not possible. Not following this expectation may lead to payment issues.

* Reference PO and/or JCI/JCIM specification for individual payment expectations.

PO#:	39079925
JCI/JCIM Customer/Business Unit:	Honda 2013 MDX 3R Seating Program - (Seating)
Supplier:	D and R Tooling, Inc. (321754)
JCI/JCIM Tool/Project Engineer:	Dale Miller
For payment, e-mail all TIAF info to:	ag-na-purchasing-suppliers-tiaf@jci.com

PO Line Item	Tool Number	SUPPLIER QUOTED AMOUNT(S)				FACTORED AMOUNT(S)			
		Original total	Payment 1	Payment 2	Payment 3	PO Amount (Factored)	Payment 1	Payment 2	Payment 3
1		$39,341	$13,113	$13,114	$13,114	$40,588	$13,585	$13,534	$13,469
2		$39,431	$13,143	$13,144	$13,144	$40,681	$13,616	$13,565	$13,500
3									
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	TOTALS:	$78,772 TOTAL	$26,256 Payment 1 4/6/2012	$26,258 Payment 2 5/25/2012	$26,258 Payment 3 7/27/2012	$81,269 TOTAL	$27,201 Invoice 1	$27,099 Invoice 2	$26,969 Invoice 3

Estimated payment date for above pmts:

If you have any questions please contact me at: (734) 254-7563, annette.a.walters@jci.com

Sincerely,

Annette Walters

Annette Walters, CET Buyer
Johnson Controls, Inc./JCIM

Additional Notes/Revision(s):

NA PURCHASE ORDER
NO: 39079925 REV 2

Johnson Controls

Order Date: 23.MAR.2012

This is a TOOLING funded order and will require the supplier to complete the latest Tooling Invoice Approval Form (TIAF) for payment. E-mail the complete package to ag-na-purchasing-suppliers-tiaf@jci.com. The TIAF and instructions can be obtained at http://www.johnsoncontrols.com/publish/us/en/suppliers/automotive_experience/forms.html or by calling the buyer listed on the PO.

Supplier No : 321754
Tel : 905-672-7669 Fax : 9056825659

Contact :

Supplier Name: D & R Tooling
7669 KIMBEL STREET
Mississauga Ontario L5S 1A7
Canada

Delivery address :
NA Group Office
49200 Halyard Drive
Plymouth Michigan 48170
USA

Payment Terms : Tooling
Incoterms : Free On Board
Mississauga, ON

Purchasing Group: 501 - Tooling
Buyer Name: Annette Walters
Tel : 734-254-7563 Extn:
Fax:
E-mail: annette.a.walters@jci.com
Requestor : Annette Walters

Terms and conditions.

This purchase order is governed exclusively by Johnson Controls' Terms and Conditions of Purchase and any country supplement specified (both available at http://www.johnsoncontrols.com/ae-terms and incorporated here by reference), except as modified therein. All other terms are rejected. Shipments must comply with supplier routing instructions found at http://www.johnsoncontrols.com/publish/us/en/suppliers/automotive_experience.html or a debit may be incurred for excessive shipping costs. Seller must comply with the Johnson Controls Supplier Standards Manual. The purchase order number must appear on all invoices, packing slips and bills of lading.A packing slip must accompany all shipments, showing the order and part number, quantity and supplier number. All Pre-production parts must be marked / labeled with the Johnson Controls - AE part number and revision level as indicated on the CAD model and / or drawing. Pre-production parts that are shipped without proper identification as stated above will be returned to the shipper at their expense.

Header Text
Quote NO: 0112-008

* PO Qty & Net Price has been switched to allow progress or factored payments through JCI/JCIM A/P. Tooling payment terms apply to this order: Invoice(s) dated - 33% upon JCI/JCIM Preliminary design approval, 33% upon JCI/JCIM acceptance at Seller's facility, and 33% upon JCI/JCIM acceptance at JCI/JCIM's facility including full "as built" documents.
Extended Text: Please see end of document for header text

Line	Effective Date	Plant	C/S	Due Date	Part Number	Quantity	UOM	Per Unit Price	Total
					Descriptions				
00001		6113		22.03.2012	G908010	40.588	EA	1.00000	40.588,00
					Assembly Tooling				
00002		6113		22.03.2012	G908010	40.681	EA	1.00000	40.681,00
					Assembly Tooling				

Line 00001 additional text:
ECO NO: |Program No: 1012956|Program Description: 2013 MDX 3R Seating Program|Tool No: 5069420|Tool Description: 2221936 RH Backframe Tube Bender|OEM No:|Program Manager: |JCI Part No: |Customer Asset No:

Johnson Controls

NA PURCHASE ORDER
NO: 39079925 REV 2

Line	Effective Date	Plant	C/S	Due Date	Part Number	Quantity	UOM	Per Unit Price	Total
					Descriptions				

ECO NO: |Program No: 1012956|Program Description: 2013 MDX 3R Seating Program|Tool No: 5069421|Tool Description: 2221935 LH Backfarme Tube Bender|OEM No:|Program Manager: |JCI Part No: |Customer Asset No:

Extended Header Text:

* Tooling" funded portion of project. This PO authorizes the supplier to invest up to, but not exceed, stated amount(s). An updated/additional PO with the remaining balance(s) will be the authorization to continue past stated investment/dollars.
* All tools and fixtures must be clearly & permanently labeled Property of OEM, Tool Number, JCI Part Number(if applicable) and Customer Asset Number(if applicable) prior to final supplier invoice.
* Supplier is responsible to tag the tool(s) per the latest OEM tool tagging standards & submit proper pictures with the FINAL TIAF/Invoice package. The tool number is located on the PO along with the JCI part number and Customer Asset Number. If you are
unclear of these tagging expectations or individual customer tool numbers, contact the specific JCI/JCIM engineer and/or CET buyer.
* This order is expected to meet or exceed the expectations outlined in the JCI/JCIM equipment/tooling specification/guidelines and/or JCI/JCIM details provided. Unless otherwise approved in writing by the proper JCI/JCIM representative, the supplier is expected to meet or exceed the latest version of JCI/JCIM SESS/SEGS/tool guidelines including all local expectation at point of equipment/tool use. If you do not have the latest version of JCI/JCIM SESS/SEGS/tool guidelines, contact the buyer who has signed
the PO.

*The Order does not constitute an acceptance of any offer or proposal made by Seller. Any reference in the Order to any offer or proposal made by Seller is solely to incorporate the description or specifications of Supplies in the prior proposal, but only to the extent that the description or specifications do not conflict with the description and specifications in the Order.

[signature]	Line Total	USD	81.269,00
	Total Tax	USD	0,00
Authorized Purchasing Signature	Currency Total	USD	81.269,00